SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    United States                33-95714                       22-2716130
    United States                33-99442-01                    22-2716130
    -------------                -----------                    ----------
   (State or other              (Commission                (I.R.S. Employer
   Jurisdiction of             File Number)              Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events

The Registrant hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

   (c)   Exhibits
   28.1  Series 1995-1 Monthly Servicing Certificate - March 31, 2000
   28.2  Monthly Series 1995-1 Certificateholders' Statement - March 31, 2000
   28.3  Series 1999-1 Monthly Servicing Certificate - March 31, 2000
   28.4  Monthly Series 1999-1 Certificateholders' Statement - March 31, 2000
   28.5  Series 1999-2 Monthly Servicing Certificate - March 31, 2000
   28.6  Monthly Series 1999-2 Certificateholders' Statement - March 31, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



   Dated: April 15, 2000                             By:  Donald K. Truslow
                                                     Title:  Comptroller

                                INDEX TO EXHIBITS


 Exhibit
 Number                           Exhibit
 ------                           -------

  28.1     Series 1995-1 Monthly Servicing Certificate - March 31, 2000
  28.2     Monthly Series 1995-1 Certificateholders' Statement - March 31, 2000
  28.3     Series 1999-1 Monthly Servicing Certificate - March 31, 2000
  28.4     Monthly Series 1999-1 Certificateholders' Statement - March 31, 2000
  28.5     Series 1999-2 Monthly Servicing Certificate - March 31, 2000
  28.6     Monthly Series 1999-2 Certificateholders' Statement - March 31, 2000